UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 11, 2006
                                                ______________________________


                Home Federal Bancorp, Inc. of Louisiana
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



         Federal                       000-51117                  86-1127166
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



624 Market Street, Shreveport, Louisiana                           71101
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code     (318) 222-1145
                                                  ____________________________


                            Not Applicable
______________________________________________________________________________
     (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01 Regulation FD Disclosure
          ------------------------

     On January 11, 2006, Home Federal Bancorp, Inc. of Louisiana (the "Company") issued a press release announcing the declaration of a quarterly cash dividend and the approval of its first stock repurchase program.

     For additional information, reference is made to the Company's press release dated January 11, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which may be incorporated.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits.

     The following exhibit is filed herewith.

     Exhibit Number  Description
     --------------  ----------------------------------------

     99.1            Press release dated January 11, 2006



                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         HOME FEDERAL BANCORP, INC. OF LOUISIANA



Date:  January 11, 2006       By: /s/ Clyde D. Patterson
                                 ------------------------------------
                                 Clyde D. Patterson
                                 Executive Vice President




                         EXHIBIT INDEX


     Exhibit Number  Description
     --------------  --------------------------------------------

     99.1            Press release dated January 11, 2006